UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2026

Silicon Valley Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43030	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Hamilton Avenue, 3rd Floor Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

(650) 206-8315
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SVAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVAQ	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

As previously reported, on December 24, 2025, Silicon Valley Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-290366). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company granted the underwriters (the “Underwriters”) a 45-day option to purchase up to 3,000,000 Units to cover over-allotments, if any. On January 5, 2026, the Underwriters partially exercised the over-allotment option and, on January 7, 2026, purchased an additional 1,500,000 Units from the Company (the “Over-Allotment Units”), generating additional gross proceeds of $15,000,000.

As previously reported, substantially concurrently with the closing of the IPO, the Company completed the private sale of an aggregate of 625,000 private placement units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, to Silicon Valley Acquisition Sponsor LLC (the “Sponsor”) and Clear Street LLC, representative of the underwriters in the IPO (“Clear Street”), generating gross proceeds to the Company of $6,250,000.  In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 30,000 Private Placement Units (the “Additional Private Placement Units”) to Clear Street at a price of $10.00 per Additional Private Placement Unit, generating an additional $300,000 of gross proceeds.

In connection with the closing and sale of the Over-Allotment Units and the Additional Private Placement Units (together, the “Over-Allotment Closing”), a total of $15,000,000 in proceeds from the Over-Allotment Closing was placed in a U.S.-based trust account established for the benefit of the Company’s public shareholders, maintained by Equiniti Trust Company, LLC acting as trustee.

In addition, in connection with the Over-Allotment Closing, the Company entered into the following amendments: Amendment No. 1 to the Underwriting Agreement, dated as of January 7, 2026, between the Company and Clear Street; Amendment to Private Placement Units Purchase Agreement, dated as of January 7, 2026, between the Company and Clear Street; and Amendment to Private Placement Units Purchase Agreement, dated as of January 7, 2026, between the Company and the Sponsor, copies of which are attached hereto as Exhibits 1.1., 10.1 and 10.2, respectively, and incorporated herein by reference.

On January 8, 2026, the Company issued a press release announcing the Over-Allotment Closing. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Amendment No. 1 to the Underwriting Agreement, dated as of January 7, 2026, between the Company and Clear Street LLC.
10.1	Amendment to Private Placement Units Purchase Agreement, dated as of January 7, 2026, between the Company and Clear Street LLC.
10.2	Amendment to Private Placement Units Purchase Agreement, dated as of January 7, 2026, between the Company and Silicon Valley Acquisition Sponsor LLC.
99.1	Press Release dated January 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON VALLEY ACQUISITION CORP.

By:	/s/ Dan Nash
	Name:	Dan Nash
	Title:	Chief Executive Officer

Date: January 8, 2026

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